UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☒	Definitive Information Statement

ALTERNATIVE ENERGY SOURCES, INC.

(Name of Registrant as Specified in the Charter)

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NOTICE OF ACTION TAKEN BY WRITTEN CONSENT
OF THE MAJORITY STOCKHOLDERS OF

ALTERNATIVE ENERGY SOURCES, INC.

310 West 20th Street
2nd Floor
Kansas City, Missouri 64108

TO BE EFFECTIVE OCTOBER 24, 2006

We Are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy

Dear Stockholder:

We are writing to give you notice of, and the attached Information Statement is being distributed in connection with, an action by written consent of the majority stockholders of Alternative Energy Sources, Inc., a Delaware corporation (the “Company,” “we” or “us”), taken on June 9, 2006 which will be effective on or about October 24, 2006.

The purpose of this Information Statement is to inform the holders of record of shares of our common stock, par value $0.0001 per share (the “Common Stock”), as of the close of business on the record date, June 9, 2006, that our board of directors has recommended and that a majority of our stockholders have provided written consent to approve and adopt the Company’s 2006 Equity Incentive Plan (the “2006 Plan”).

The details of the 2006 Plan, and other important information, are set forth in the accompanying Information Statement. All information regarding the 2006 Plan is qualified by the text of such document, which is attached to the Information Statement as Appendix A. Our board of directors originally approved and adopted the 2006 Plan on June 9, 2006, subject to the approval of a majority of our stockholders. Our stockholders’ approved and adopted the 2006 Plan by written consent dated June 9, 2006. The stockholders’ approval and adoption of the 2006 Plan is expected to become effective on or about October 24, 2006.

Under Section 228 of the Delaware General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding common stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. Stockholders holding a majority of the outstanding shares of common stock entitled to vote adopted and approved the 2006 Plan. No other vote or stockholder action is required to adopt the 2006 Plan. You are hereby being provided with notice of the adoption of the Company’s 2006 Plan.

No action is required by you. The accompanying Information Statement is furnished only to inform you of the adoption and approval of the 2006 Plan on June 9, 2006 before such adoption takes effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being mailed to you on or about October 4, 2006.

By order of the Board of Directors,

Mark Beemer
Chief Executive Office

Kansas City, Missouri
October 4, 2006

INFORMATION STATEMENT REGARDING
ACTION TAKEN BY WRITTEN CONSENT OF
MAJORITY OF STOCKHOLDERS OF

ALTERNATIVE ENERGY SOURCES, INC.

310 West 20th Street
2nd Floor
Kansas City, Missouri 64108

EXPLANATORY NOTE

Upon the consummation of the Transactions (as defined and described more fully below), Alternative Energy Sources, Inc. became the parent company and sole stockholder of Beemer Energy, Inc. The business operations of Alternative Energy following the Transactions are primarily those of its wholly-owned subsidiary, Beemer Energy, Inc. Unless otherwise indicated or the context otherwise requires, the terms “Company,” “Alternative Energy,” “we,” “us,” and “our” refer to Alternative Energy Sources, Inc. and its affiliates, including Beemer Energy, Inc., after giving effect to the Transactions. Unless otherwise indicated or the context otherwise requires, references to “Beemer” refer to Beemer Energy, Inc. before giving effect to the Transactions.

We Are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy

This Information Statement is being furnished to our stockholders, to advise you of the approval of the Company’s 2006 Equity Incentive Plan (the “2006 Plan”) described herein, which has been approved by the written consent of stockholders owning a majority of the outstanding common stock, par value $0.0001 (the “Common Stock”) of the Company and entitled to vote thereon. These actions were taken in accordance with the requirements of the General Corporation Law of the State of Delaware (the “DGCL”).

The Company’s board of directors (the “Board”) has determined that the close of business on June 9, 2006 is the record date for the stockholders entitled to notice of the actions approving the 2006 Plan.

Under Section 228 of the DGCL and the Company’s Bylaws, action by our stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, stockholders holding a majority of the outstanding shares of the Common Stock approved the 2006 Plan. No other vote or stockholder action is required to approve or adopt the 2006 Plan. You are hereby being provided with notice of the approval of the foregoing actions by less than unanimous written consent of the stockholders of the Company. This Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect, in accordance with Rule 14c-2 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

On June 9, 2006, three holders of our Common Stock, including certain of the directors and executive officers of the Company, who collectively were the owners of record of 23,989,063 shares of our Common Stock, representing approximately 62.4% of the total outstanding shares of Common Stock on that date, delivered to the Company a written consent approving the 2006 Plan. As such, no vote or further action of the stockholders of the Company is required to approve or adopt the 2006 Plan.

You are hereby being provided with notice of the stockholders’ approval of the 2006 Plan by less than unanimous written consent of the stockholders of the Company. Under federal law, however, such approval by written consent may not become effective until at least twenty (20) days after this Information Statement has first been mailed to stockholders.

The executive offices of the Company are located at 310 West 20th Street, 2nd Floor, Kansas City,
Missouri 64108, and our telephone number is (816) 842-3835.

This Information Statement will first be mailed to stockholders on or about October 4, 2006, and is being furnished to our stockholders for informational purposes only.

Distribution and Costs

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the outstanding shares of our Common Stock.

We will only deliver one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of such stockholders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future annual reports and Information Statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and Information Statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

Alternative Energy Sources, Inc.
310 West 20th Street
2nd Floor
Kansas City, Missouri 64108
Attention: Mark Beemer, Chief Executive Officer

Dissenters’ Rights of Appraisal

No action will be taken in connection with our stockholders’ approval of the 2006 Plan, by either our Board or the stockholders who have provided their written consent to the action described in this Information Statement, for which Delaware law or the Company’s Certificate of Incorporation or Bylaws provide any right of a stockholder to dissent and obtain appraisal of or payment for such stockholder’s shares.

Procedure for Approval of the 2006 Plan

We are incorporated in the State of Delaware. Under the DGCL, any action that may be taken at a meeting of the stockholders may also be taken without a meeting and without prior notice if the holders of a majority of the outstanding shares entitled to vote sign a written consent that sets forth the action so taken. Prompt notice of the action so taken must be given to those stockholders who have not consented in writing and who had the right to vote on the matter as to which consent had been solicited.

As of June 9, 2006, the record date for determination of the stockholders entitled to receive this Information Statement, there were 38,437,509 shares of our Common Stock issued and outstanding and entitled to vote on the adoption of the 2006 Plan, if such action were to be taken at a meeting of our stockholders. The holders of our Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders.

FORWARD LOOKING STATEMENTS

This Information Statement on Schedule 14C contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This Information Statement includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this Information Statement reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN

On June 9, 2006 (the “Effective Date”), the Board adopted the 2006 Equity Incentive Plan (the “2006 Plan”). Also on June 9, 2006, the 2006 Plan was approved by such number of stockholders of the Company as constituted a majority of the outstanding shares of Common Stock on that date. These actions were announced in our Current Report on Form 8-K, filed with the SEC on June 23, 2006. A copy of the 2006 Plan is attached as Appendix A to this Information Statement.

The 2006 Plan is intended to promote the interests of the Company by attracting and retaining exceptional employees, consultants, and directors (collectively referred to as the “Participants”), and enabling such Participants to participate in the long-term growth and financial success of the Company. Under the 2006 Plan, the Company may grant (i) stock options, which are intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Incentive Stock Options”), (ii) non-qualified stock options (the “Non-Qualified Stock Options”), (iii) reload stock options (“Reload Stock Options”), (iv) stock appreciation rights (“SARs”), and (v) restricted stock awards (the “Restricted Stock Awards”), which are restricted shares of Common Stock (the Incentive Stock Options, the Non-Qualified Stock Options, the Reload Stock Options, the SARs and the Restricted Stock Awards are collectively referred to herein as “Awards,” or any of the foregoing as an “Award”). Incentive Stock Options may be granted pursuant to the 2006 Plan for no more than 10 years from the Effective Date. Non-Qualified Stock Options, SARs and Restricted Stock Awards may be granted pursuant to the 2006 Plan after the Effective Date and until the 2006 Plan is discontinued or terminated by the Board. Reload Stock Options may be awarded for an identical period of time as the underlying option connected to such Reload Stock Options.

From time to time, we may issue Incentive Stock Options or Non-Qualified Stock Options pursuant to the 2006 Plan. The Incentive Stock Options will be evidenced by and granted under a written incentive stock option agreement (the “Incentive Stock Option Agreement”). The Non-Qualified Stock Options will be evidenced by and issued under a written non-qualified stock option agreement (the “Non-Qualified Stock Option Agreement”).

The Board reserved a total of 4,000,000 shares of our Common Stock for issuance under the 2006 Plan. If an Award granted under the 2006 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with an Award, the shares subject to such Award and the surrendered shares will become available for further Awards under the 2006 Plan.

We expect to file a registration statement on Form S-8 to register the shares of Common Stock reserved for issuance pursuant to Awards under the 2006 Plan. This registration statement is expected to become effective upon filing. Subject to Rule 144 limitations, shares of Common Stock issued upon exercise of stock options and other Awards granted under the 2006 Plan after the effective date of the registration statement on Form S-8 will be eligible for resale in the public market without restriction.

The number of shares subject to the 2006 Plan, the number of shares subject to any numerical limit in the 2006 Plan, and the number of shares and terms of any Award, may be adjusted in the event of any change in our outstanding Common Stock by reason of any stock dividend, spin-off, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares, or similar transaction.

The following is a description of the material provisions of the 2006 Plan. The descriptions of the 2006 Plan, the Incentive Stock Option Agreement and the Non-Qualified Stock Option Agreement are qualified in their entirety by reference to the complete documents, attached hereto as Appendices A through C, respectively.

2006 Plan Summary

The 2006 Plan enables the Board to provide equity-based incentives through grants of Awards to the Company’s present and future employees, directors, consultants and other third party service providers. As of June 9, 2006, the record date for our stockholders’ written consent described in this Information Statement, there were 2 employees, 2 executive officers, 2 directors, and no consultants and other third party service providers eligible to participate in the 2006 Plan.

Shares issued under the 2006 Plan through the settlement, assumption or substitution of outstanding Awards or obligations to grant future Awards as a condition of acquiring another entity will not reduce the maximum number of shares of Common Stock reserved for issuance under the 2006 Plan. In addition, the number of shares of

Common Stock subject to the 2006 Plan, any number of shares subject to any numerical limit in the 2006 Plan, and the number of shares and terms of any incentive award may be adjusted in the event of any change in our outstanding Common Stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

Administration

The compensation committee of the Board (or such other committee as is designated by the Board, or in the absence of any such committee, the full Board), will administer the 2006 Plan. Subject to the terms of the 2006 Plan, the compensation committee will have complete authority and discretion to determine the terms of Awards under the 2006 Plan.

Stock Options

The 2006 Plan authorizes the grant of Incentive Stock Options and Non-Qualified Stock Options (each an “Option” and collectively “Options”). Options granted under the 2006 Plan entitle the grantee, upon exercise, to purchase a specified number of shares of Common Stock from us at a specified exercise price per share. The administrator of the 2006 Plan will determine the period during which an Option may be exercised, as well as any Option vesting schedule, except that no Option may be exercised more than 10 years after the date of grant. The exercise price for shares of Common Stock covered by an Option cannot be less than the fair market value of the Common Stock on the date of grant. Under the 2006 Plan, a participant may not surrender an Option for the grant of a new Option with a lower exercise price or another Award.

The aggregate fair market value, determined on the date of grant, of shares for which Incentive Stock Options granted under the 2006 Plan become exercisable by a participant during any calendar year shall not exceed $100,000, and any amount in excess of $100,000 shall be treated as Non-Qualified Stock Options. No participant may be granted Incentive Stock Options for greater than 200,000 shares of Common Stock in any calendar year. If an Incentive Stock Option is granted to any employee of the Company who owns more than 10% of the total combined voting securities of the Company, the option price of such Incentive Stock Option shall be at least 110% of the fair market value of the Common Stock on the date of grant, and such Incentive Stock Option shall not be exercisable more than five years after the date of grant.

Reload Stock Options

Any Options may be granted with a reload feature, which reload feature shall only apply where the exercise price of the Option is paid by delivery of Common Stock. Such Reload Options shall provide that the holder of the Option shall receive, contemporaneously with the payment of the exercise price in shares of Common Stock, a Reload Stock Option to purchase that number of shares of Common Stock as were delivered to pay the exercise price of the Option, and, with respect to Non-Qualified Stock Options, the number of shares of Common Stock used to satisfy any applicable withholding taxes.

SARs

Concurrently with the award of any Option, the administrator of the 2006 Plan may award to the Option holder a related SAR, which permits the Option holder to be paid the appreciation on the related Option in lieu of exercising the Option. All SARs with respect to Incentive Stock Options must be granted together with the related Option. Any SARs with respect to Non-Qualified Stock Options may be granted together or separately from the related Option. SARs may be exercised only for such period of time as the underlying Options are exercisable, in no event more than 10 years from the date of grant. If any SAR is exercised by the holder of the SAR, the underlying Option shall be cancelled, and the shares of Common Stock underlying such Option shall no longer be available for Awards under the 2006 Plan.

Restricted Stock Awards

The 2006 Plan also authorizes the grant of Restricted Stock Awards on terms and conditions established by the Board, which may include performance conditions. The terms and conditions will include the designation of a restriction period during which the shares are not transferable and are subject to forfeiture.

Change in Control

The administrator of the 2006 Plan may make provisions in Awards with respect to a change in control. Under the 2006 Plan, in the event of a change of control and absent any terms to the contrary in an Award, the Board may take such actions to provide for one or more of: (a) accelerating the vesting of any or all Awards; (b) assuming or substituting any or all outstanding Awards; and (c) cashing out any or all outstanding Awards immediately before the change in control.

Duration, Amendment and Termination

The administrator of the 2006 Plan may suspend or terminate the 2006 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2006 Plan will terminate on the tenth anniversary of its effective date. The administrator may also amend the 2006 Plan at any time. No change may be made that increases the total number of shares of Common Stock reserved for issuance pursuant to Awards or reduces the minimum exercise price for options or exchange of options for other Awards, unless such change is authorized by our stockholders. A termination or amendment of the 2006 Plan will not, without the consent of the participant, adversely affect a participant’s rights under a previously granted Award.

Restrictions on Transfer

Except as otherwise permitted by the administrator of the 2006 Plan and provided in the Award, Awards may not be transferred or exercised by another person except by will or by the laws of descent and distribution.

Federal Income Tax Information

The following is a general summary of the current federal income tax treatment of Awards, which are authorized to be granted under the 2006 Plan, based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and regulations promulgated thereunder. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, this discussion does not address the tax consequences under applicable state and local law.

Incentive Stock Options

A participant will not recognize income on the grant or exercise of an Incentive Stock Option. However, the difference between the exercise price and the fair market value of the Common Stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of an Incentive Stock Option in the same manner as on the exercise of a Non-Qualified Stock Option, as described below. The general rule is that gain or loss from the sale or exchange of shares of Common Stock acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Non-Qualified Stock Options

A participant generally is not required to recognize income on the grant of a Non-Qualified Stock Option, a stock appreciation right, restricted stock units, a performance grant, or a stock award. Instead, ordinary income generally is required to be recognized on the date the Non-Qualified Stock Option or stock appreciation right is exercised, or in the case of restricted stock units, performance grants, and stock awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the incentive award. In general, the amount of ordinary income required to be recognized is, (a) in the case of a Non-Qualified Stock Option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price, (b) in the case of a stock appreciation right, the amount of cash and/or the fair market value of any shares received upon exercise plus the amount of taxes withheld from such amounts, and (c) in the case of restricted stock units, performance grants, and stock awards, the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.

Gain or Loss on Sale or Exchange of Shares

In general, gain or loss from the sale or exchange of shares of Common Stock granted or awarded under the 2006 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company

The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, we will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Non-Qualified Stock Option (including an Incentive Stock Option that is treated as a Non-Qualified Stock Option), a stock appreciation right, restricted stock, restricted stock units, performance grants, and stock awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a participant, provided that certain income tax reporting requirements are satisfied.

Parachute Payments

Where payments to certain employees that are contingent on a change in control exceed limits specified in the Code, the employee generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. The Compensation Committee may make awards as to which the vesting thereof is accelerated by a change in control of the Company. Such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered with respect to certain Company employees.

Performance-Based Compensation

Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives (generally the five highest paid officers) to the extent the amount paid to an executive exceeds $1 million for the taxable year. The 2006 Plan has been designed to allow the Compensation Committee to grant stock options, stock appreciation rights, restricted stock, restricted stock units, and performance grants that qualify under an exception to the deduction limit of Section 162(m) for performance-based compensation.

CHANGE OF CONTROL

On June 19, 2006 (the “Closing Date”), the Company, a wholly-owned subsidiary of the Company (“Acquisition Sub”) and Beemer Energy, Inc. (“Beemer”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). On the Closing Date, Acquisition Sub merged with and into Beemer, with Beemer remaining as the surviving corporation, and our wholly-owned subsidiary. On the Closing Date, the holders of Beemer’s issued and outstanding capital stock before the Merger (the “Beemer Stockholders”) surrendered all of their issued and outstanding capital stock of Beemer and received 12,900,000 shares of Common Stock of the Company. The stockholders of the Company before the Merger (the “Alternative Energy Stockholders”) retained 15,000,000 shares of Common Stock.

Also on June 19, 2006, the Company closed a private offering of its Common Stock and warrants (the “Offering”). Investors in the Offering purchased 12,000,000 shares of Common Stock and warrants to acquire an additional 12,000,000 shares of Common Stock. The aggregate consideration for the investors’ purchases totaled $12,000,000.

As a result of the Merger and the Offering, the Alternative Energy Stockholders now own approximately 37.0% of the issued and outstanding shares of Common Stock and the Beemer Stockholders, investors in the Offering and a finder that received shares of Common Stock in connection with the Merger and the Offering own approximately 63.0% of the Company’s issued and outstanding Common Stock.

These transactions are discussed in greater detail in the Company’s Current Report on Form 8-K, filed with the SEC on June 23, 2006.

2006 EQUITY INCENTIVE PLAN BENEFITS

On June 9, 2006, we granted options under the 2006 Plan to acquire 500,000 shares of Common Stock to two of our named executive officers. The following table sets forth, as of June 9, 2006, the benefits or amounts to be received under the 2006 Plan, by: (i) our President and Chief Executive Officer and Chief Operating Officer during 2006; (ii) all of our current executive Officers as a group; (iii) all of our directors who are not executive officers, as a group; and (iv) all of our employees who are not executive officers, as a group. Any future Awards under the 2006 Plan cannot currently be determined; the grant of any future Awards is within the discretion of our Board.

2006 Equity Incentive Plan

Name and Position	Dollar Value ($)(2)		Number of Units(1)

Mark Beemer President and Chief Executive Officer	$300,000	(2)	300,000
Lee Blank Chief Operating Officer	$200,000	(2)	200,000
John A. Ward Executive Vice President and Director of Operations	$976,000	(3)	400,000
John J. Holland Executive Vice President and Chief Financial Officer	$876,000	(4)	400,000

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Notes:

(1)

Represents the number of shares of Common Stock underlying options granted on June 9, 2006 under the 2006 Plan.

(2)

The present value of the options granted under the 2006 Plan on June 9, 2006 was $1.00 per share. The dollar value for the purposes of this table was calculated by the product of: (i) the number of shares of Common Stock underlying the options awarded to each person or group, multiplied by (ii) $1.00 per share, representing the present value of each option to acquire one share of Common Stock.

(3)

The closing bid price of the Company’s common stock on the NASD’s Over-the-Counter Bulletin Board on September 20, 2006, the date of grant, was $2.44. The dollar value for the purposes of this table was calculated by the product of: (i) the number of shares of Common Stock underlying the options awarded to Dr. Ward, multiplied by (ii) $2.44 per share, representing the present value of each option to acquire one share of Common Stock.

(4)

The closing bid price of the Company’s common stock on the NASD’s Over-the-Counter Bulletin Board on August 16, 2006, the date of grant, was $2.19. The dollar value for the purposes of this table was calculated by the product of: (i) the number of shares of Common Stock underlying the options awarded to Mr. Holland, multiplied by (ii) $2.19 per share, representing the present value of each option to acquire one share of Common Stock.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of the Closing Date of the merger between our wholly-owned subsidiary and Beemer. The table sets forth the beneficial ownership of (i) each person who, to our knowledge, beneficially owns more than 5% of the outstanding shares of Common Stock; (ii) each of the directors and executive officers of the Company; and (iii) all of our executive officers and directors as a group. The number of shares owned includes those shares beneficially owned, as calculated in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of Common Stock as to which a person has sole or shared voting power or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. The address of each executive officer and director is c/o Alternative Energy Sources, Inc., 310 West 20th Street, 2nd Floor, Kansas City, Missouri 64108.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Common Stock Outstanding

Mark A. Beemer(2)	8,165,000	20.04%
Lee L. Blank(3)	5,130,000	12.66%

Executive Officers and Directors as Group	13,295,000	32.62%

——————

(1)

Beneficial ownership is calculated based on 40,500,000 shares of Common Stock issued and outstanding as of the Closing Date. Beneficial ownership is determined in accordance with Rule 13d-3 of the SEC.

(2)

Includes warrants to purchase 250,000 shares of Common Stock for a period of five years at an exercise price of $2.00 per share, exercisable within 60 days of the Closing Date.

(3)

Includes warrants to purchase 10,000 shares of Common Stock for a period of five years at an exercise price of $2.00 per share, exercisable within 60 days of the Closing Date.

MANAGEMENT OF THE COMPANY

The following table sets forth the executive officers and directors, their ages and position(s) with the Company after the Merger.

Name	Age	Position

Mark A. Beemer	43	President and Chief Executive Officer, Director
Lee L. Blank	42	Chief Operating Officer, Director
John A. Ward	54	Executive Vice President, Director of Operations
John J. Holland	56	Executive Vice President, Chief Financial Officer

Our directors and officers hold office until the earlier of their death, resignation, or removal or until their successors have been qualified.

Mark A. Beemer, President, Chief Executive Officer and Director. Mr. Beemer joined the Company in 2006. Mr. Beemer has 18 years experience in the grain and feed processing industry. He started his career in commodity trading with Louis Dreyfus Corporation, in Wilton, Connecticut. In 1993, Mr. Beemer joined Archer Daniels Midland Company (“ADM”) as manager of corn trading for 14 western facilities through a joint venture with Louis Dreyfus Corporation. During his 12 years with ADM, Mr. Beemer also served Assistant Vice President of Corporate Transportation, where he was involved in negotiating rail contracts. In 2001, Mr. Beemer became Vice President of Strategic Planning, Transportation, Origination, and Operations for the bankrupt Farmland Industries joint venture with ADM where he was responsible for eliminating Farmland’s unprofitable food corn business, and merging ADM’s shuttle train facility with Farmland Industries’ to create a large corn trading deck. Mr. Beemer was also responsible for developing and implementing all trading strategies for ADM’s Hard Red Wheat trading on the delivery market contracts on the Kansas City Board of Trade. In 2005, Mr. Beemer joined Penford Products Company located in Cedar Rapids, Iowa, where he served as Vice President of Commodities and assumed responsibility for trading corn futures, corn basis, natural gas, and other by-products of corn wet mills and oversaw all risk management utilizing futures, options, and cash contracts.

Lee L. Blank, Executive Vice President; Chief Operating Officer and Director. Mr. Blank joined the Company in 2006. Mr. Blank brings 19 years of management experience with ADM to Alternative Energy. Early in his career with ADM, Mr. Blank served as manager for soybean crushing plants located in three states and was responsible for soybean procurement, by-product trading, risk management, collaborating with operations and commercial desks and overseeing sales of $150,000,000. Mr. Blank also served as Director of Rates for ADM Corporate Transportation where he negotiated more than $700,000,000 in total freight rates with major railroads. In addition, Mr. Blank served as Western Sales Manager of Bio-Products Division where he had approximately $50,000,000 in annual sales. Most recently, Mr. Blank was the Sales Manager and Director of Exports for ADM Milling where he had $90,000,000 domestic sales and $80,000,000 export sales under management.

John A. Ward, Executive Vice President and Director of Operations. Dr. Ward joined the Company in September, 2006. Dr. Ward has over 29 years of engineering and managerial experience in food and fine chemicals processing, most recently as ADM’s Vice President and Director of Group Operations for Corn Products and Bio-Products, a position he held since 2001. Dr. Ward began his career with Pfizer Chemical Corporation in 1977, eventually becoming the Director of Production – Chemicals in 1990. In 1991 he left Pfizer following an acquisition, and joined ADM as the Director of Production for a Citric Acid facility. In March, 1999, Dr. Ward became the General Manager of Citric Acid Operations with ADM, responsible for ADM’s citric acid plants in Ireland and the United States. In 2000, he became the Vice President of Fermentation Products Manufacturing, overseeing ADM’s bio-products complex in the United States in addition to the citric acid plants in the United States and Ireland, before being named the Vice President and Director of Group Operations for Corn Products and Bio-Products in 2001, a position he held until he joined the Company’s management team. Dr. Ward holds a Bachelor of Science degree with honors in Chemical Engineering and a Ph.D. in Industrial Chemistry from Queens University in Belfast, Northern Ireland.

John J. Holland, Executive Vice President and Chief Financial Officer. Mr. Holland joined us as Executive Vice-President and Chief Financial Officer on August 16, 2006. Previously, Mr. Holland was employed by Butler Manufacturing Company from 1980 until his retirement in 2004, most recently as Chairman of the Board and Chief Executive Officer. Mr. Holland led the strategic evaluation process that culminated in the sale of Butler Manufacturing Company for $223 million to BlueScope Steel, Australia’s largest steel company. Before joining

Butler Manufacturing Company, Mr. Holland was employed with Arthur Andersen LLP as a senior accountant and with Saint Luke’s Hospital System as Controller. Mr. Holland currently serves as a director for Cooper Tire and Rubber Co., Inc., SCS Transportation, Inc., and Saint Luke’s Health System of Kansas City. In addition, Mr. Holland serves as a consultant with Greentree Ventures, a venture capital firm located in Olathe, Kansas. Mr. Holland holds B.S. and M.B.A. degrees from the University of Kansas.

There are no family relationships among our directors and executive officers.

Board Committees

The Board intends to appoint such persons and form such committees as are required to meet the corporate governance requirements imposed by the national securities exchanges. Therefore, we intend that a majority of our directors will eventually be independent directors and at least one director will qualify as an “audit committee financial expert.” Additionally, the Board is expected to appoint an audit committee, nominating committee and compensation committee, and to adopt charters relative to each such committee. Until further determination by the Board, the full Board will undertake the duties of the audit committee, compensation committee and nominating committee. We do not currently have an “audit committee financial expert” since we currently do not have an audit committee in place.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Stephen Jackson was the only officer and director of the Company prior to the Closing Date and did not accrue and did not receive any compensation for his services. Our current executive officers did not receive a salary during fiscal year 2005, as Beemer began operations on May 10, 2006.

Compensation of Directors

There are currently no compensation arrangements in place for the members of the Board. We expect to establish these arrangements as new members are appointed to the Board.

Employment Contracts and Termination of Employment and Change in Control Agreements

We have entered into executive employment agreements with Mark Beemer, our President and Chief Executive Officer, and Lee Blank, our Chief Operating Officer.

Mark Beemer – President and Chief Executive Officer

On the Closing Date, we entered into an executive employment agreement with Mr. Beemer which provides for an annual base salary of $190,000, with an opportunity to increase the base salary up to $240,000 upon the occurrence of certain events, and an annual bonus subject to the Company achieving its target performance levels as approved by the Compensation Committee of the Board.

Under the agreement, Mr. Beemer is also entitled to receive a grant of an Option, under the 2006 Plan, to purchase 300,000 shares of Common Stock, 33.3% of which Option shall vest and become exercisable on the first anniversary of the grant, an additional 33.3% of the Option shall vest and become exercisable on the second anniversary of the grant, and the remaining 33.4% of the Option shall vest and become exercisable on the third anniversary of the grant of the Option. Under the agreement, Mr. Beemer will be subject to customary non-competition and employee non-solicitation restrictions while he is employed by the Company and for one year thereafter. Mr. Beemer and his dependents will be entitled to participate in the Company’s benefit plans at the Company’s expense. Subject to certain notice requirements, either Mr. Beemer or the Company will be entitled to terminate the employment agreement at any time. If the Company terminates the employment agreement without cause or if Mr. Beemer terminates the employment agreement for good reason, then Mr. Beemer is entitled to receive his base salary and guaranteed bonus during the then-remaining term of the employment agreement plus a one-time severance payment equal to his then-current annual base salary, as well as continuation at the Company’s expense of Mr. Beemer’s participation in the Company’s benefit programs.

“Good reason,” under Mr. Beemer’s employment agreement, includes an adverse change in Mr. Beemer’s position, title, duties or responsibilities, or any failure to re-elect him to such position (except for termination for cause). Mr. Beemer’s employment agreement includes standard indemnity, insurance, non-competition and confidentiality provisions.

Lee Blank – Chief Operating Officer

On the Closing Date, we entered into an executive employment agreement with Mr. Blank which provides for an annual base salary of $160,000, with an opportunity to increase the base salary up to $210,000 upon the occurrence of certain events, and an annual bonus subject to the Company achieving its target performance levels as approved by the Compensation Committee of the Board. Mr. Blank is also entitled to receive an option grant of 200,000 shares from the 2006 Plan, 33.3% of which option shall be exercisable on the first anniversary of the grant, an additional 33.3% of the option shall be vested and become exercisable on the second anniversary of the grant, and the remaining 33.4% of the option shall be vested and become exercisable on the third anniversary of the grant of the option. Subsequent grants of stock options will vest and be exercisable pursuant to the terms and conditions of the 2006 Plan, described below in this Information Statement.

Under the agreement, Mr. Blank will be subject to traditional non-competition and employee non-solicitation restrictions while he is employed by the Company and for one year thereafter. Mr. Blank and his dependents will be entitled to participate in the Company’s benefit plans at the Company’s expense. Subject to certain notice requirements, either Mr. Blank or the Company will be entitled to terminate the employment agreement at any time. If the Company terminates the employment agreement without cause or if Mr. Blank terminates the employment agreement for good reason, then Mr. Blank is entitled to receive his base salary and guaranteed bonus during the then-remaining term of the agreement plus a one time severance payment equal to his then-current annual base salary, as well as continuation at the Company’s expense of Mr. Blank’s participation in the benefit programs described above.

Mr. Blank’s employment agreement has an unspecified term of service subject to termination for cause and without cause, and provides for severance payments to Mr. Blank, in the event he is terminated without cause or he terminates the agreement for good reason, in the amount of two times total compensation for the prior year. “Good reason” includes an adverse change in the executive’s position, title, duties or responsibilities, or any failure to re-elect him to such position (except for termination for cause). Mr. Blank’s employment agreement includes standard indemnity, insurance, non-competition and confidentiality provisions.

John A. Ward – Executive Vice President and Director of Operations

Dr. Ward executed an employment agreement with the Company on September 20, 2006, the date Dr. Ward was hired as the Company’s Executive Vice President and Director of Operations. Dr. Ward’s employment agreement is for a four year term, providing for an annual base salary of $180,000, with an opportunity to increase the base salary up to $260,000 upon the occurrence of certain events, and an annual bonus subject to the Company achieving its target performance levels as approved by the Compensation Committee of the Board. Dr. Ward is also entitled to receive an option grant of 400,000 shares from the Company’s 2006 Stock Option Plan, 25% of which shall be exercisable on the first anniversary of the grant, 25% of the option shall be vested and become exercisable on the second anniversary of the grant, 25% of the option shall be vested and become exercisable on the third anniversary of the grant, and the remaining 25% of the option shall be vested and become exercisable on the fourth anniversary of the grant of the option.

Under the agreement, Dr. Ward will be subject to traditional non-competition and employee non-solicitation restrictions while he is employed by the Company and for one year thereafter. Dr. Ward and his dependents will be entitled to participate in the Company’s benefit plans at the Company’s expense. Subject to certain notice requirements, Dr. Ward will be entitled to terminate the employment agreement at any time. If Dr. Ward terminates the employment agreement for good reason, then Dr. Ward is entitled to receive his base salary and guaranteed bonus during the then-remaining term of the agreement plus a one time severance payment equal to his then-current annual base salary, as well as continuation at the Company’s expense of Dr. Ward participation in the benefit programs described above.

John J. Holland – Executive Vice President and Chief Financial Officer

John J. Holland executed an employment agreement with the Company upon the commencement of his employment on August 16, 2006. Mr. Holland’s employment agreement is for a four year term, providing for an annual base salary of $180,000, with an opportunity to increase the base salary up to $260,000 upon the occurrence of certain events, and an annual bonus subject to the Company achieving its target performance levels as approved by the Compensation Committee of the Board. Mr. Holland is also entitled to receive an option grant of 400,000 shares from the Company’s 2006 Stock Option Plan, 25% of which shall be exercisable on the first anniversary of the grant, 25% of the option shall be vested and become exercisable on the second anniversary of the grant, 25% of the option shall be vested and become exercisable on the third anniversary of the grant, and the remaining 25% of the option shall be vested and become exercisable on the fourth anniversary of the grant of the option.

Under the agreement, Mr. Holland will be subject to traditional non-competition and employee non-solicitation restrictions while he is employed by the Company and for one year thereafter. Mr. Holland and his dependents will be entitled to participate in the Company’s benefit plans at the Company’s expense. Subject to certain notice requirements, either Mr. Holland or the Company will be entitled to terminate the employment agreement at any time. If the Company terminates the employment agreement without cause or if Mr. Holland terminates the employment agreement for good reason, then Mr. Holland is entitled to receive his base salary and guaranteed bonus during the then-remaining term of the agreement plus a one time severance payment equal to his then-current annual base salary, as well as continuation at the Company’s expense of Mr. Holland participation in the benefit programs described above.

OTHER INFORMATION

Interests of Certain Persons in Matters to be Acted Upon

We have used and intend to continue to use the 2006 Plan to compensate our directors, officers, employees and non-employee service providers with equity compensation. Certain grants of equity compensation under the 2006 Plan have been detailed above in the 2006 Plan Benefits table. We have no current agreements or obligations obligating us to provide further equity compensation to any directors, officers, employees or service providers, and no determination has yet been made regarding future potential equity compensation grants.

Reverse Merger

On the Closing Date, the Company, Acquisition Sub and Beemer entered into the Merger Agreement. On the Closing Date, Acquisition Sub merged with and into Beemer, with Beemer remaining as the surviving corporation, and our wholly-owned subsidiary. On the Closing Date, the Beemer Stockholders surrendered all of their issued and outstanding capital stock of Beemer and received 12,900,000 shares of common stock of Alternative Energy, par value $0.0001 per share. The Alternative Energy Stockholders before the Merger retained 15,000,000 shares of Common Stock. For more information regarding the reverse merger and related transactions, please refer to our Current Report on Form 8-K, filed with the SEC on June 23, 2006, including the exhibits filed with the Current Report.

Available Information

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Reports filed with the SEC pursuant to the Exchange Act, including proxy statements, annual and quarterly reports, and other reports we file, can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Investors may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. Investors can request copies of these documents upon payment of a duplicating fee by writing to the SEC. The reports we file with the SEC are also available on the SEC’s Internet site (http://www.sec.gov).

BOARD OF DIRECTORS RECOMMENDATION

The Board recommended to the stockholders executing the written consent of stockholders, that such stockholders ratify the Company’s adoption of the 2006 Plan.

By the Order of the Board of Directors

October 4, 2006

Appendix A

2006 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of this Equity Incentive Plan (the “Plan”) is to advance the interests of Alternative Energy Sources, Inc. (the “Company”) and its Affiliates (as defined below) by inducing eligible individuals of outstanding ability and potential to join and remain with, or to provide consulting or advisory services to, the Company or its Affiliates, by encouraging and enabling eligible employees, Outside Directors (as defined below), consultants, and advisors to acquire proprietary interests in the Company, and by providing participating eligible employees, Outside Directors, consultants, and advisors with an additional incentive to promote the success of the Company. These purposes are accomplished by providing for the granting of Incentive Stock Options, Nonqualified Stock Options, Reload Options, Stock Appreciation Rights, and Restricted Stock (all as defined below) to eligible employees, Outside Directors, consultants, and advisors.

2. Definitions. As used in the Plan, the following terms have the meanings indicated:

(a) “Affiliate” means a “parent corporation” or a “subsidiary corporation” (as set forth in Code Sections 424(e) and 424(f), respectively) of the Company.

(b) “Applicable Withholding Taxes” means the aggregate minimum amount of federal, state, local, and foreign income, payroll, and other taxes that an Employer is required to withhold in connection with the grant, vesting, or exercise of any Award.

(c) “Award” means an Incentive Stock Option, a Nonqualified Stock Option, a Reload Option, a Stock Appreciation Right, or Restricted Stock.

(d) “Beneficiary” means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant’s rights with respect to an Award after the Participant’s death. If the Participant does not validly designate a Beneficiary, or if the designated person no longer exists, then the Participant’s Beneficiary shall be his or her estate.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” shall have the same meaning given to such term (or other term of similar meaning) in Employment Agreement for purposes of termination of employment under such agreement, and in the absence of any such agreement or if such agreement does not include a definition of “Cause” (or other term of similar meaning), the term “Cause” shall mean (i) any material breach by the Participant of any agreement to which the Participant and the Company or an Affiliate are parties, (ii) any continuing act or omission to act by the Participant which may have a material and adverse effect on the Company’s business or on the Participant’s ability to perform services for the Company or an Affiliate, including, without limitation, the commission of any crime (other than minor traffic violations), or (iii) any material misconduct or material neglect of duties by the Participant in connection with the business or affairs of the Company or an Affiliate.

(g) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award agreement, any Employment Agreement or in a written contract of service, the occurrence of any of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d 3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2(x)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a liquidation or dissolution of the Company.

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this paragraph (g) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of incumbent Directors. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any rulings or regulations promulgated thereunder.

(i) “Committee” means the Board, the Compensation Committee of the Board, or such other committee of the Board as the Board appoints to administer the Plan; provided, however, that should Section 162(m) of the Code and Section 16 of the Securities Exchange Act of 1934 apply to Awards under the Plan, if any member of the Committee does not qualify as both an “outside director” for purposes of Code Section 162(m) and a “non-employee director” for purposes of Rule 16b-3, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee of the Committee to act as the Committee for purposes of the Plan.

(j) “Commission” means the U.S. Securities and Exchange Commission.

(k) “Company” means Alternative Energy Sources, Inc., a Delaware corporation, and its subsidiaries.

(l) “Company Stock” means common stock, par value $.0001 per share, of the Company. In the event of a change in the capital structure of the Company affecting the common stock (as provided in Section 14), the shares resulting from such a change in the common stock shall be deemed to be Company Stock within the meaning of the Plan.

(m) “Date of Grant” means the date on which the Committee grants an Award, or such future date as may be determined by the Committee.

(n) “Disability” means a disability within the meaning of Code Section 22(e)(3).

(o) “Employer” means the Company and each Affiliate that employs one or more Participants.

(p) “Employment Agreement” means any written employment or other similar agreement between the Participant and the Company or an Affiliate.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” means on any given date the fair market value of Company Stock as of such date, as determined by the Committee. If the Company Stock is listed on a national securities exchange or traded on the over-the-counter market, Fair Market Value means the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the Company Stock quoted on such exchange, or on the over-the-counter market as reported by the NASDAQ Stock Market (“NASDAQ”), or if the Company Stock is not listed on NASDAQ, then by the National Quotation Bureau, Incorporated, on the day immediately preceding the day on which the Award is granted or exercised, as the case may be, or, if there is no selling or bid price on that day, the closing selling price, closing bid price, or high bid price on the most recent day which precedes that day and for which such prices are available.

(s) “Incentive Stock Option” means an Option that qualifies for favorable income tax treatment under Code Section 422.

(t) “Mature Shares” means shares of Company Stock for which the shareholder has good title, free and clear of all liens and encumbrances.

(u) “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

(v) “Option” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

(w) “Outside Director” means a member of the Board who is not an employee of, or a consultant or advisor to, the Company or an Affiliate as of the Date of Grant.

(x) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(y) “Participant” means any employee, Outside Director, consultant, or advisor (including independent contractors, professional advisors, and service providers) of the Company or an Affiliate who receives an Award under the Plan.

(z) “Restricted Stock” means Company Stock awarded under Section 9 of the Plan.

(aa) “Reload Option” means a reload option grant made in accordance with Section 7 of the Plan.

(bb) “Rule 16b-3” means Rule 16b-3 of the Commission promulgated under the Exchange Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan’s adoption.

(cc) “Securities Act” means the Securities Act of 1933, as amended.

(dd) “Stock Appreciation Right” means a right to receive amounts awarded under Section 8.

3. Stock. Subject to Section 14 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 4,000,000 shares of Company Stock, which may be authorized but un-issued shares, or shares held in the Company’s treasury, or shares purchased from stockholders expressly for use under the Plan. In addition, shares allocable to Awards granted under the Plan that expire, are forfeited, are cancelled without the delivery of the shares, or otherwise terminate unexercised, may again be available for Awards under the Plan. For purposes of determining the number of shares that are available for Awards under the Plan, the number shall also include the number of shares surrendered by a Participant actually or by attestation or retained by the Company in payment of Applicable Withholding Taxes, and any Mature Shares surrendered by a Participant upon exercise of an Option or in payment of Applicable Withholding Taxes. Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of an Employer acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan.

4. Eligibility. Subject to the terms of the Plan, the Committee shall have the power and complete discretion, as provided in Section 13, to select eligible employees, Outside Directors, consultants, and advisors to receive an Award under the Plan; provided, however, that any Award shall be subject to the following terms and conditions:

(a) Only those individuals who are employees (including officers) of the Company or an Affiliate at the Date of Grant shall be eligible to receive an Incentive Stock Option under the Plan.

(b) All employees (including officers) and Outside Directors of, or consultants and advisors to, either the Company or an Affiliate at the Date of Grant shall be eligible to receive Nonqualified Stock Options, Stock Appreciation Rights, and Restricted Stock; provided, however, that Nonqualified Stock Options, Stock Appreciation Rights, and Restricted Stock may not be granted to any such consultants and advisors unless

(i) bona fide services have been or are to be rendered by such consultant or advisor and (ii) such services are not in connection with the offer or sale of securities in a capital raising transaction.

(c) Anything herein to the contrary notwithstanding, any recipient of an Award under the Plan must be includable in the definition of “employee” provided in the general instructions to Form S-8 Registration Statement under the Securities Act.

(d) The grant of an Award shall not obligate an Employer to pay any employee, Outside Director, consultant, or advisor any particular amount of remuneration, to continue the employment of the employee or engagement of the Outside Director, consultant, or advisor after the grant, or to make further grants to the employee, Outside Director, consultant, or advisor at any time thereafter.

5. Stock Options.

(a) The Committee may make grants of Options to Participants. Except as otherwise provided herein, the Committee shall determine the number of shares for which Options are granted, the Option exercise price per share, whether the Options are Incentive Stock Options or Nonqualified Stock Options, and any other terms and conditions to which the Options are subject.

(b) The exercise price of shares of Company Stock covered by an Option shall be not less than 100 percent of the Fair Market Value of Company Stock on the Date of Grant. Except as provided in Section 14, (i) the exercise price of an Option may not be decreased after the Date of Grant and (ii) a Participant may not surrender an Option in consideration for the grant of a new Option with a lower exercise price or another Award.

(c) All Options granted hereunder shall be subject to the following terms and conditions:

(i) All Options shall be evidenced by a written stock option agreement (the “Stock Option Agreement”) setting forth all the relevant terms of the Award.

(ii) No Option shall be exercisable more than 10 years after the Date of Grant.

(iii) The aggregate Fair Market Value, determined at the Date of Grant, of shares for which Incentive Stock Options become exercisable by a Participant during any calendar year shall not exceed $100,000 and any amount in excess of $100,000 shall be treated as a Non-Qualified Stock Option. The maximum aggregate number of shares for which Incentive Stock Options may be issued under the Plan to any Participant in any calendar year shall be 200,000.

(iv) If an Incentive Stock Option is granted to an employee who owns, at the Date of Grant, more than 10 percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then (A) the option price of the shares subject to the Incentive Stock Option shall be at least 110% of the Fair Market Value of the Company Stock at the Date of Grant and (B) such Incentive Stock Option shall not be exercisable after the expiration of 5 years from the Date of Grant.

(v) Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided in any Employment Agreement or as provided by the Committee in the grant of an Option and set forth in or incorporated into the Stock Option Agreement: (A) if the employment of an employee by, or the services of an Outside Director for, or consultant or advisor to, the Company or an Affiliate should be terminated for Cause or terminated voluntarily by the grantee, then any outstanding Option shall terminate immediately, (B) if such employment or services terminates for any other reason, any such Option exercisable as of the date of termination may be exercised at any time within three months of termination. For purposes of this subsection, (y) the retirement of an individual either pursuant to a pension or retirement plan maintained by the Company or an Affiliate or at the applicable normal retirement date prescribed from time to time by the Company shall be deemed to be termination of the individual’s employment other than voluntarily or for Cause, and (z) an individual who leaves the employ or services of the Company or an Affiliate to become an employee or Outside Director of, or a consultant or advisor to, an entity that has assumed the Option as a result of a corporate reorganization or the like shall not be considered to have terminated employment or services.

(vi) Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided in any Employment Agreement or as provided by the Committee in the grant of an Option and set forth in or incorporated into the Stock Option Agreement, if the holder of an Option under the Plan ceases employment or services because of Disability while employed by, or while serving as an Outside Director for or a consultant or advisor to, the Company or an Affiliate, then such Option may, subject to the provisions of subsection (viii) below, be exercised at any time within one year after the termination of employment or services due to the Disability.

(vii) Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided in any Employment Agreement or as provided by the Committee in the grant of an Option and set forth in or incorporated into the Stock Option Agreement, if the holder of an Option under the Plan dies (A) while employed by, or while serving as an Outside Director for or a consultant or advisor to, the Company or an Affiliate, or (B) within three months after the termination of employment or services other than voluntarily by the grantee or for Cause, then such Option may, subject to the provisions of subsection (viii) below, be exercised by the Participant’s Beneficiary at any time within one year after the Participant’s death.

(viii) An Option may not be exercised after termination of employment, termination of directorship, termination of consulting or advisory services, Disability or death except to the extent that the holder was entitled to exercise the Option at the time of such termination or as otherwise provided in a currently effective written Employment Agreement, consulting agreement or other related agreement executed between the Company and the employee, Outside Director or consultant or advisor, and in any event may not be exercised after the expiration of the Option in accordance with the terms of the grant.

(ix) The employment relationship of an employee of the Company or an Affiliate shall be treated as continuing intact while the employee is on military or sick leave or other bona fide leave of absence if such leave does not exceed 90 days or, if longer, so long as the employee’s right to reemployment is guaranteed either by statute or by contract.

(d) The holder of any Option granted under the Plan shall have none of the rights of a stockholder with respect to the shares covered by the Option until such stock shall be transferred to the holder upon the exercise of the Option.

6. Grants to Outside Directors. Awards, other than Incentive Stock Options, may be made to Outside Directors. The Committee shall have the power and complete discretion to select Outside Directors to receive Awards. The Committee shall have the complete discretion, under provisions consistent with Section 13, to determine the terms and conditions, the nature of the Award and the number of shares to be allocated as part of each Award for each Outside Director. The grant of an Award shall not obligate the Company to make further grants to the Outside Director at any time thereafter or to retain any person as a director for any period of time.

7. Reload Options. The Committee may grant Options with a reload feature. A reload feature shall only apply when the exercise price is paid by delivery of Company Stock in accordance with Section 10. The Stock Option Agreement for the Option containing the reload feature shall provide that the holder of the Option shall receive, contemporaneously with the payment of the exercise price in shares of Company Stock, a Reload Option to purchase that number of shares of Company Stock equal to the sum of (i) the number of shares used to exercise the Option, and (ii) with respect to Nonqualified Stock Options, the number of shares used to satisfy Applicable Withholding Taxes. The terms of the Plan applicable to the Option shall be equally applicable to the Reload Option with the following exceptions: the option price per share of Company Stock deliverable upon the exercise of the Reload Option (i) in the case of a Reload Option that is an Incentive Stock Option being granted to a Participant who owns more than 10 percent of the total combined voting power of all classes of stock of the Company or an Affiliate, shall be 110% of the Fair Market Value of a share of Company Stock on the Date of Grant of the Reload Option, and (ii) in the case of a Reload Option which is an Incentive Stock Option being granted to any other Participant, or which is a Nonqualified Stock Option, shall be the Fair Market Value of a share of Company Stock on the Date of Grant of the Reload Option. The term of the Reload Option shall be the same as the Option which gave rise to the Reload Option. If the exercise price of an Option containing a reload feature is paid in cash and not in shares of Company Stock, the reload feature shall have no application with respect to such exercise.

8. Stock Appreciation Rights. Concurrently with the award of any Option to purchase one or more shares of Company Stock, the Committee may, in its sole discretion, award to the optionee with respect to each share of Company Stock covered by an Option a related Stock Appreciation Right, which permits the optionee to be paid the appreciation on the related Option in lieu of exercising the Option. The Committee shall establish as to each award of Stock Appreciation Rights the terms and conditions to which the Stock Appreciation Rights are subject; provided, however, that the following terms and conditions shall apply to all Stock Appreciation Rights:

(a) A Stock Appreciation Right granted with respect to an Incentive Stock Option must be granted together with the related Option. A Stock Appreciation Right granted with respect to a Nonqualified Stock Option may be granted together with the grant of the related Option.

(b) A Stock Appreciation Right shall entitle the Participant, upon exercise of the Stock Appreciation Right, to receive in exchange an amount equal to the excess of (i) the Fair Market Value on the date of exercise of Company Stock covered by the surrendered Stock Appreciation Right over (ii) the Fair Market Value of Company Stock on the Date of Grant of the Stock Appreciation Right. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of a Stock Appreciation Right.

(c) A Stock Appreciation Right may be exercised only if and to the extent the underlying Option is exercisable, and a Stock Appreciation Right may not be exercisable in any event more than 10 years after the Date of Grant.

(d) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of Company Stock covered by the Stock Appreciation Right exceeds the Fair Market Value of Company Stock on the Date of Grant of the Stock Appreciation Right. The Stock Appreciation Right may provide for payment in Company Stock or cash, or a fixed combination of Company Stock and cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised.

(e) To the extent a Stock Appreciation Right is exercised, the underlying Option shall be cancelled, and the shares of Company Stock represented by the Option shall no longer be available for Awards under the Plan.

9. Restricted Stock Awards.

(a) The Committee may make grants of Restricted Stock to a Participant. The Committee shall establish as to each award of Restricted Stock the terms and conditions to which the Restricted Stock is subject, including the period of time before which all restrictions shall lapse and the Participant shall have full ownership of the Company Stock. The Committee in its discretion may award Restricted Stock without cash consideration. All Restricted Stock Awards shall be evidenced by a Restricted Stock Agreement setting forth all the relevant terms of the Award.

(b) Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions have lapsed or been removed. Certificates representing Restricted Stock shall be held by the Company until the restrictions lapse, and the Participant shall provide the Company with appropriate stock powers endorsed in blank.

10. Method of Exercise of Options.

(a) Options may be exercised by the Participant (or his or her legal guardian or personal representative) by giving written notice of the exercise to the Company at its principal office (attention of the Corporate Secretary) pursuant to procedures established by the Company. The notice shall state the number of shares the Participant has elected to purchase under the Option. Such notice shall be accompanied, or followed within 10 days of delivery thereof, by payment of the full exercise price of such shares. The exercise price may be paid in cash by means of a check payable to the order of the Company or, if the terms of an Option permit, (i) by delivery or attestation of Mature Shares (valued at their Fair Market Value) in satisfaction of all or any part of the exercise price, (ii) by delivery of a properly executed exercise notice with irrevocable instructions to a broker to deliver to the Company the amount necessary to pay the exercise price from the sale or proceeds of a loan from the broker with respect to the sale of Company Stock or a broker loan secured by the Company Stock, (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination of (i) through (iii) hereof.

(b) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the notice of exercise shall be accompanied by a representation or agreement of the individual or entity exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with any such act.

(c) The Company shall not be obligated to deliver any Company Stock until the shares have been listed on each securities exchange or market on which the Company Stock may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

11. Tax Withholding. Each Participant shall agree as a condition of receiving an Award payable in the form of Company Stock to pay to the Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of, Applicable Withholding Taxes. Under procedures established by the Committee or its delegate, a Participant may elect to satisfy Applicable Withholding Taxes by (i) making a cash payment or authorizing additional withholding from cash compensation, (ii) delivering Mature Shares (valued at their Fair Market Value), or (iii) if the applicable Stock Option Agreement or Restricted Stock Agreement permits, having the Company retain that number of shares of Company Stock (valued at their Fair Market Value) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

12. Transferability of Awards. Awards shall not be transferable except by will or by the laws of descent and distribution.

13. Administration of the Plan.

(a) The Committee shall administer the Plan. Subject to the terms and conditions set forth in the Plan, the Committee shall have general authority to impose any term, limitation, or condition upon an Award that the Committee deems appropriate to achieve the objectives of the Award and of the Plan. The Committee may adopt rules and regulations for carrying out the Plan with respect to Participants and Beneficiaries. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive as to any Participant or Beneficiary.

(b) The Committee shall have the power to amend the terms and conditions of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code or of other securities laws applicable to the Award.

(c) The Committee shall have the power and complete discretion (i) to delegate to any individual, or to any group of individuals employed by the Company or any Affiliate, the authority to grant Awards under the Plan and (ii) to determine the terms and limitations of any delegation of authority; provided, however, that the Committee may not delegate power and discretion to the extent such action would cause noncompliance with, or the imposition of penalties, excise taxes, or other sanctions under, applicable corporate law, Rule 16b-3, Code Section 162(m) or 409A, or any other applicable securities or tax law.

(d) The Committee shall have the power to include one or more provisions in the terms of Award grants to provide for the cancellation of an outstanding Award in the event the Participant violates any agreement or other obligation dealing with non-competition, non-solicitation or protection of the Company’s confidential information.

14. Change in Capital Structure; Change of Control.

(a) Change in Capital Structure. In the event of a stock dividend, stock split, or combination of shares, share exchange, share distribution, recapitalization or merger in which the Company is the surviving corporation, a spin-off or split-off of a subsidiary or Affiliate, or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options, or warrants for the purchase of common stock or preferred stock of the Company), the aggregate number and kind of shares of stock or securities of the Company to be subject to the Plan and to Awards then outstanding or to be granted, the maximum number of shares or securities which may be delivered under the Plan under Sections 3(a), 3(b), or 9, the per share exercise price of Options, the terms of Awards, and other relevant provisions shall be proportionately and appropriately adjusted by the Committee in its discretion, and the determination of the Committee shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately and in a nondiscriminatory manner the number of shares covered by the Option so as to eliminate the fractional shares.

(b) Effect of Change in Control on Options and Stock Appreciation Rights. Subject to the terms of any Employment Agreement, the Committee may provide in an Award agreement for, or in the event of a Change in Control may take such actions as it deems appropriate to provide for, any one or more of the following:

(i) Accelerated Vesting. The Committee may provide for the acceleration of the exercisability and vesting in connection with a Change in Control of any or all outstanding Options and Stock Appreciation Rights and shares acquired upon the exercise thereof upon such conditions, including termination of the Participant’s service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

(ii) Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under any or all outstanding Options and Stock Appreciation Rights or substitute for any or all outstanding Options and Stock Appreciation Rights substantially equivalent options and stock appreciation rights (as the case may be) for the Acquiror’s stock. Any Options or Stock Appreciation Rights which are neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(iii) Cash-Out. The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or Stock Appreciation Right outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Company Stock subject to such canceled Option or Stock Appreciation Right in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Company Stock in the Change in Control over the exercise price per share under such Option or Stock Appreciation Right (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portion (and unvested portion, if so determined by the Committee) of their canceled Options and Stock Appreciation Rights as soon as practicable following the date of the Change in Control.

(iv) Effect of Change in Control on Restricted Stock Awards. The Committee may provide for the acceleration of the vesting of the shares subject to the Restricted Stock Award upon such conditions, including termination of the Participant’s services to the Company prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

15. Effective Date. The effective date of the Plan is June 9, 2006. The Plan shall be submitted to the shareholders of the Company for approval. Until (i) the Plan has been approved by the Company’s shareholders, and (ii) the requirements of any applicable federal or state securities laws have been met, no Restricted Stock shall be awarded, and no Option shall be granted or exercisable, that is not contingent on these events.

16. Termination, Modification. If not sooner terminated by the Board, this Plan shall terminate at the close of business on June 9, 2016. No Awards shall be made under the Plan after its termination. The Board may amend or terminate the Plan as it shall deem advisable; provided, however, that no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 14), or reduces the minimum exercise price for Options, or exchanges an Option for another Award, unless such change is authorized by the shareholders of the Company. Except as otherwise specifically provided herein, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Award previously granted to him or her.

17. American Jobs Creation Act of 2004.

(a) It is intended that the Plan comply in all applicable respects with Code Sections 409A(a)(2) through (4), as it may be amended from time to time, and any rulings, regulations, or other guidelines promulgated under either or both statutes (such statutes, rulings, regulations and other guidelines to be referred to collectively herein as “Section 409A”). This Plan, and any amendments thereto, shall therefore be interpreted and implemented at all times so as to (i) ensure compliance with Section 409A and (ii) avoid any penalty or early taxation of any payment or benefit under the Plan.

(b) Anything herein to the contrary notwithstanding, the Board shall approve and implement such amendments as it deems necessary or desirable to ensure compliance with Section 409A and to avoid any penalty or early taxation of any payment or benefit under this Plan; provided, however, that no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 14), or reduces the minimum exercise price for Options, or exchanges an Option for another Award, unless such change is authorized by the shareholders of the Company. No such amendment shall require the consent of any Participant.

18. Interpretation and Venue. Except to the extent preempted by applicable federal law, the terms of this Plan shall be governed by the laws of the State of New York without regard to its conflict of laws rules.

Appendix B

ALTERNATIVE ENERGY SOURCES, INC.

FORM OF INCENTIVE STOCK OPTION AGREEMENT

[Date]

Dear ________________________:

I am pleased to inform you that Alternative Energy Sources, Inc. (the “Company”) has granted you an incentive stock option to purchase shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), on the terms and conditions set forth below.

The grant of this stock option is made pursuant to the Alternative Energy Sources, Inc. Equity Incentive Plan (the “Plan”). This stock option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended. The terms of the Plan are incorporated into this letter and in the case of any conflict between the Plan and this letter, the terms of the Plan shall control.

Now, therefore, in consideration of the foregoing and the mutual covenants hereinafter set forth:

1. Stock Option. The Company hereby grants you an incentive stock option (the “Stock Option”) to purchase from the Company [______] shares of Common Stock at a price of [$_____] per share. The Date of Grant is [________________]. Unless earlier exercised or terminated in accordance with the terms hereunder and in the Plan, this Stock Option will expire on the date that is the tenth (10th) anniversary of the Date of Grant. [Note that the term cannot extend beyond five years if this is intended to be an ISO and the grantee is a 10% or more shareholder.]

2. Entitlement to Exercise the Stock Option. The grant of the Stock Option is subject to the following terms and conditions:

(a) The Stock Option shall be exercisable in accordance with the following schedule:
[Describe the vesting, or list the actual dates and percentages; for example:

•

33.33% on December 31, 2006

•

33.33% on December 31, 2007

•

33.34% on December 31, 2008]

The Stock Option shall cease to vest as of the date of the termination, for any reason, of your employment or other relationship underlying the issuance of this Stock Option.

(b) If you die when any portion of the Stock Option is exercisable, then the person to whom your rights under the Stock Option shall have passed by will or by the laws of descent and distribution may exercise any of the exercisable portion of the Stock Option within one (1) year after your death, provided that no Stock Option may be exercised in any event more than ten (10) years after the Date of Grant. [See comment above regarding 10% shareholders.]

4. Method of Exercise & Payment. You may exercise the vested portion of the Stock Option in whole or in part, by giving written notice to the Company. The written notice shall clearly state your intent to elect to exercise the Stock Option and the number of shares of Common Stock with respect to which the Stock Option is being exercised. Further, the written notice shall be signed by you (or, in the case of your death, the person exercising the Stock Option) and shall be delivered to the Corporate Secretary of the Company at the Company’s principal executive office. Except as otherwise provided in the Plan, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) by cash or check payable to the order of the Company;
(ii) by delivery or attestation of shares of Common Stock (valued at their Fair Market Value) in satisfaction of all or any part of the exercise price; (iii) by delivery of a properly executed exercise notice with irrevocable instructions to a broker to deliver to the Company the amount necessary to pay the exercise price from the sale or proceeds of a loan from the broker with respect to the sale of Company Stock or a broker loan secured by the Company Stock;

(iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law; or (v) by any combination of (i) through (iv) hereof.

5. Tax Withholding. As a condition of exercise, you agree that at the time of exercise that you will pay to the Company any applicable withholding taxes, if any, that the Company is required to withhold in connection with the exercise of the Stock Option. To satisfy the applicable withholding taxes, you may elect to (a) make cash payment or authorize additional withholding from your cash compensation; (b) deliver freely tradable shares of Common Stock (which will be valued at their Fair Market Value as of the date of delivery); or (c) request that the Company retain that number of shares of Common Stock that would satisfy all or a portion of the applicable withholding taxes.

6. Transferability of Stock Option. Other than upon your death by will or by the laws of descent and distribution, the Stock Option is not transferable by you and may be exercised during your lifetime only by you.

7. Termination of Stock Option. In the event that your employment or other relationship underlying the issuance of this Stock Option is terminated for Cause (as defined in the Plan), your vested and non-vested Stock Option rights shall be forfeited and terminated immediately and may not thereafter be exercised to any extent.

In the event that your employment or other relationship underlying the issuance of this Stock Option is terminated by you or the Company for any reason other than Cause or your death, you shall have the right to exercise the portion of the Stock Option that has vested as of the date of such termination at any time during the three (3) month period following the date of such termination, and not thereafter, provided that no Stock Option may be exercised in any event more than ten (10) years after the Date of Grant. [See above for comment regarding 10% shareholders.]

8. Adjustments. If the number of outstanding shares of Common Stock is increased or decreased as a result of one or more stock splits, reverse stock splits, stock dividends, recapitalizations, mergers, share exchange acquisitions, combinations or reclassifications, the number of shares with respect to which you have an unexercised Stock Option and the Stock Option price shall be appropriately adjusted as provided in the Plan.

9. Delivery of Certificate. The Company may delay delivery of the certificate for shares of Common Stock purchased pursuant to the exercise of an Stock Option until (i) it receives any required representation by you or completion of any registration or other qualification of such shares under any state or federal law regulation that the Company’s counsel shall determine as necessary or advisable, or (ii) it receives advice of counsel that all applicable legal requirements have been complied with. As a condition of exercising the Stock Option, you may be required to execute a customary written indication of your investment intent and such other agreements the Company deems necessary or appropriate to comply with applicable securities laws.

10. No Guaranteed Right of Employment. If you are employed by the Company, nothing contained herein shall confer upon you any right to be continued in the employment of the Company or interfere in any way with the right of the Company to terminate your employment at any time for any cause.

11. Notice of Certain Dispositions. You agree to notify the Company in writing immediately after you make a disposition of any shares acquired upon exercise of this Stock Option if you are required to report information related to your ownership of Common Stock pursuant to any applicable securities laws[, or if such disposition occurs before the later of (a) the date that is two years after the Date of Grant, or (b) the date that is one year after the date that you acquired such shares upon exercise of this Stock Option].

12. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business, and shall be delivered to you in person or mailed or delivered to you at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

13. Choice of Law. This Agreement shall be governed by Delaware law, without giving effect to the conflicts or choice of laws principles thereof.

[Signature page follows]

Alternative Energy Sources, Inc.

By:____________________________

Name:__________________________

Title:___________________________

ACKNOWLEDGEMENT BY OPTIONEE

The foregoing Stock Option is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the Date of Grant specified above.

____________________________

Optionee’s Signature

____________________________

Printed Name

Optionee’s Address:

_____________________________

_____________________________

_____________________________

Appendix C

ALTERNATIVE ENERGY SOURCES, INC.

FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT

[Date]

Dear ________________________:

I am pleased to inform you that Alternative Energy Sources, Inc. (the “Company”) has granted you a non-qualified stock option to purchase shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), on the terms and conditions set forth below.

The grant of this stock option is made pursuant to the Alternative Energy Sources, Inc. Equity Incentive Plan (the “Plan”). This stock option is not intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended. The terms of the Plan are incorporated into this letter and in the case of any conflict between the Plan and this letter, the terms of the Plan shall control.

Now, therefore, in consideration of the foregoing and the mutual covenants hereinafter set forth:

1. Stock Option. The Company hereby grants you a non-qualified stock option (the “Stock Option”) to purchase from the Company [______] shares of Common Stock at a price of [$_____] per share. The Date of Grant is [________________]. Unless earlier exercised or terminated in accordance with the terms hereunder and in the Plan, this Stock Option will expire on the date that is the tenth (10th) anniversary of the Date of Grant.

2. Entitlement to Exercise the Stock Option. The grant of the Stock Option is subject to the following terms and conditions:

(a) The Stock Option shall be exercisable in accordance with the following schedule:
[Describe the vesting, or list the actual dates and percentages; for example:

•

33.33% on December 31, 2006

•

33.33% on December 31, 2007

•

33.34% on December 31, 2008]

The Stock Option shall cease to vest as of the date of the termination, for any reason, of your employment or other relationship underlying the issuance of this Stock Option.

(b) If you die when any portion of the Stock Option is exercisable, then the person to whom your rights under the Stock Option shall have passed by will or by the laws of descent and distribution may exercise any of the exercisable portion of the Stock Option within one (1) year after your death, provided that no Stock Option may be exercised in any event more than ten (10) years after the Date of Grant.

4. Method of Exercise & Payment. You may exercise the vested portion of the Stock Option in whole or in part, by giving written notice to the Company. The written notice shall clearly state your intent to elect to exercise the Stock Option and the number of shares of Common Stock with respect to which the Stock Option is being exercised. Further, the written notice shall be signed by you (or, in the case of your death, the person exercising the Stock Option) and shall be delivered to the Corporate Secretary of the Company at the Company’s principal executive office. Except as otherwise provided in the Plan, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) by cash or check payable to the order of the Company;
(ii) by delivery or attestation of shares of Common Stock (valued at their Fair Market Value) in satisfaction of all or any part of the exercise price; (iii) by delivery of a properly executed exercise notice with irrevocable instructions to a broker to deliver to the Company the amount necessary to pay the exercise price from the sale or proceeds of a loan from the broker with respect to the sale of Company Stock or a broker loan secured by the Company Stock;
(iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law; or (v) by any combination of (i) through (iv) hereof.

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5. Tax Withholding. As a condition of exercise, you agree that at the time of exercise that you will pay to the Company any applicable withholding taxes, if any, that the Company is required to withhold in connection with the exercise of the Stock Option. To satisfy the applicable withholding taxes, you may elect to (a) make cash payment or authorize additional withholding from your cash compensation; (b) deliver freely tradable shares of Common Stock (which will be valued at their Fair Market Value as of the date of delivery); or (c) request that the Company retain that number of shares of Common Stock that would satisfy all or a portion of the applicable withholding taxes.

6. Transferability of Stock Option. Other than upon your death by will or by the laws of descent and distribution, the Stock Option is not transferable by you and may be exercised during your lifetime only by you.

7. Termination of Stock Option. In the event that your employment or other relationship underlying the issuance of this Stock Option is terminated for Cause (as defined in the Plan), your vested and non-vested Stock Option rights shall be forfeited and terminated immediately and may not thereafter be exercised to any extent.

In the event that your employment or other relationship underlying the issuance of this Stock Option is terminated by you or the Company for any reason other than Cause or your death, you shall have the right to exercise the portion of the Stock Option that has vested as of the date of such termination at any time during the three (3) month period following the date of such termination, and not thereafter, provided that no Stock Option may be exercised in any event more than ten (10) years after the Date of Grant.

8. Adjustments. If the number of outstanding shares of Common Stock is increased or decreased as a result of one or more stock splits, reverse stock splits, stock dividends, recapitalizations, mergers, share exchange acquisitions, combinations or reclassifications, the number of shares with respect to which you have an unexercised Stock Option and the Stock Option price shall be appropriately adjusted as provided in the Plan.

9. Delivery of Certificate. The Company may delay delivery of the certificate for shares of Common Stock purchased pursuant to the exercise of an Stock Option until (i) it receives any required representation by you or completion of any registration or other qualification of such shares under any state or federal law regulation that the Company’s counsel shall determine as necessary or advisable, or (ii) it receives advice of counsel that all applicable legal requirements have been complied with. As a condition of exercising the Stock Option, you may be required to execute a customary written indication of your investment intent and such other agreements the Company deems necessary or appropriate to comply with applicable securities laws.

10. No Guaranteed Right of Employment. If you are employed by the Company, nothing contained herein shall confer upon you any right to be continued in the employment of the Company or interfere in any way with the right of the Company to terminate your employment at any time for any cause.

11. Notice of Certain Dispositions. You agree to notify the Company in writing immediately after you make a disposition of any shares acquired upon exercise of this Stock Option if you are required to report information related to your ownership of Common Stock pursuant to any applicable securities laws[, or if such disposition occurs before the later of (a) the date that is two years after the Date of Grant, or (b) the date that is one year after the date that you acquired such shares upon exercise of this Stock Option].

12. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business, and shall be delivered to you in person or mailed or delivered to you at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

13. Choice of Law. This Agreement shall be governed by Delaware law, without giving effect to the conflicts or choice of laws principles thereof.

[Signature page follows]

C-2

Alternative Energy Sources, Inc.

By:____________________________

Name:__________________________

Title:___________________________

ACKNOWLEDGEMENT BY OPTIONEE

The foregoing Stock Option is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the Date of Grant specified above.

____________________________

Optionee’s Signature

____________________________

Printed Name

Optionee’s Address:

_____________________________

_____________________________

_____________________________

C-3